UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 31, 2008
Date of Report (Date of earliest event reported):
BLACKBOARD INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50784 (Commission File Number)	52-2081178 (IRS Employer Identification No.)
1899 L Street N.W.
Washington, D.C. 20036
(Address of principal executive offices)
(202) 463-4860
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     The disclosure contained in Item 2.01 of this Current Report on Form 8-K is incorporated herein in its entirety by this reference.
     On December 12, 2007, the Board of Directors of Blackboard Inc., a Delaware corporation (the “Company”), revised the annual retainers payable to directors serving on certain committees of the Company’s Board of Directors. Effective as of January 1, 2008, the annual retainer for service as the chair of the Compensation Committee or Nominating and Corporate Governance Committee shall increase from $10,000 per annum to $20,000 per annum. In addition, the annual retainer for service as a non-chair member of the Compensation Committee or Nominating and Corporate Governance Committee shall increase from zero to $5,000 per annum.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On January 11, 2008, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Bookstore Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), The NTI Group, Inc., a Delaware corporation (“NTI”), and Pace Holdings, LLC, a Delaware limited liability company (“Pace”). The Merger Agreement provided for Merger Sub to be merged with and into NTI (the “Merger”). The parties consummated the Merger on January 31, 2008. As a result of the Merger, the separate corporate existence of Merger Sub ceased and NTI continued as the surviving corporation and a wholly-owned subsidiary of the Company.
     The Merger and the Merger Agreement were unanimously approved by the respective Boards of Directors of the Company and NTI and by the stockholders of NTI entitled to vote thereon. Prior to the effectiveness of the Merger, NTI was a privately-held company owned by a small number of stockholders. Neither the Company nor any of its affiliates has any material relationship with any of NTI’s stockholders other than in respect of the Merger and the transactions contemplated thereby.
     The aggregate consideration paid by the Company to NTI’s stockholders and option holders in connection with the closing of the Merger was $182,000,000, subject to certain adjustments set forth in the Merger Agreement (the “Merger Consideration”). Approximately $132,000,000 of the Merger Consideration was cash and the remaining Merger Consideration was shares of the Company’s common stock, $0.01 par value per share (the “Stock Consideration”).
     In addition, consideration of up to $17,000,000 in shares of the Company’s common stock, $0.01 par value per share (the “Earnout Consideration”), may be issued to certain recipients based upon the achievement of certain performance milestones. In connection therewith, the Company entered into a Registration Rights and Earnout Stock Agreement dated as of January 31, 2008 by and among the Company, NTI, and the recipients (the “Earnout Stock Agreement”). NTI’s board of directors determined the recipients and allocation of the Earnout Consideration prior to the closing of the Merger. The Earnout Stock Agreement also generally provides that the Company shall file and maintain, until the second anniversary of the issuance of the Earnout Stock, a registration statement under the Securities Act of 1933, as amended, for the offering and sale or other disposition of the Earnout Stock issued to the recipients.
     In connection with the consummation of the Merger, the Company also entered into an Escrow Agreement dated as of January 31, 2008 by and among the Company, Pace and American Stock Transfer & Trust Company (the “Escrow Agreement”). Pursuant to the Escrow Agreement, the Company deposited Merger Consideration with a value of $14,500,000 with American Stock Transfer & Trust Company, as escrow agent. This consisted of (i) shares of the Company’s common stock, $0.01 par value per share, with a value of $2,000,000 that would otherwise have been delivered to NTI’s stockholders and option holders for any working capital adjustments and (ii) shares of the Company’s common stock, $0.01 par value per share, with a value of $12,500,000 that would otherwise have been delivered to Pace to be held in escrow for one year after the closing of the Merger to satisfy certain indemnification obligations under the Merger Agreement.
     Also, in connection with the consummation of the Merger, the Company entered into a Registration Rights Agreement dated as of January 31, 2008 by and among the Company, Pace and certain of NTI’s other stockholders (“the Registration Rights Agreement”). The Registration Rights Agreement generally provides that the Company shall file and maintain, until the second anniversary of the closing of the Merger, a registration statement under the Securities Act of 1933, as amended, for the offering and sale or other disposition of the Stock Consideration issued to NTI’s stockholders in accordance with the Merger Agreement.
     In connection with the Merger, the Company has filed a registration statement on Form S-3 relating to the resale of the Company’s common stock, $0.01 par value per share, issuable as Stock Consideration and Earnout Consideration, in accordance with the provisions of the Registration Rights Agreement and the Earnout Stock Agreement, respectively.
     For the purpose of determining the Stock Consideration and the Earnout Consideration and for purposes of the Escrow Agreement, the per share value of the Company’s common stock, $0.01 par value per share, was and is generally deemed to equal its average closing price on the Nasdaq Global Market over the 20 trading days ending three trading days prior to the closing of the Merger.
     The foregoing description of the Merger Agreement (including the description of the consideration paid in connection with the Merger) is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report filed on Form 8-K on January 14, 2008 and incorporated by reference herein. The foregoing descriptions of the Earnout Stock Agreement, the Escrow Agreement and the Registration Rights Agreement are qualified in their entirety by reference to such agreements, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.
     Pursuant to the Merger Agreement, the Company issued, as a portion of the Merger Consideration, a number of shares of the Company’s common stock, $0.01 par value per share, equal to the Stock Consideration. These shares of common stock, $0.01 par value per share, were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 506 under Regulation D of the Securities Act. The information relating to such issuance from Item 2.01 is incorporated herein by reference. In addition, subject to NTI’s achievement of certain performance milestones, the Company may issue a number of shares of the Company’s common stock, $0.01 par value per share, equal to the Earnout Consideration.
Item 8.01. Other Events.
     On January 31, 2008, the Company issued a press release announcing the consummation of the Merger, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
     The Company will file any financial statements required by Item 9.01(a) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.
(b) Pro Forma Financial Information
     The Company will file any pro forma financial information required by Item 9.01(b) by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.
(d) Exhibits

Exhibit No.

2.1	Agreement and Plan of Merger, dated as of January 11, 2008, by and among Blackboard Inc., Bookstore Merger Sub, Inc., The NTI Group, Inc. and Pace Holdings, LLC (incorporated by reference to Exhibit 2.1 of the Company’s Current Report filed on Form 8-K on January 14, 2008).

10.1	Form of Registration Rights and Earnout Stock Agreement dated as of January 31, 2008, by and among Blackboard Inc., The NTI Group, Inc. and the recipients listed therein.

Exhibit No.

10.2	Escrow Agreement dated as of January 31, 2008 by and among Blackboard, Inc., Pace Holdings, LLC and American Stock Transfer & Trust Company.

10.3	Registration Rights Agreement dated as of January 31, 2008 by and among Blackboard, Inc., Pace Holdings, LLC and The NTI Group, Inc. stockholders listed therein.

99.1	Press release dated January 31, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 31, 2008

BLACKBOARD INC.
By:	/s/ Matthew H. Small
Matthew H. Small
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 11, 2008, by and among Blackboard Inc., Bookstore Merger Sub, Inc., The NTI Group, Inc. and Pace Holdings, LLC (incorporated by reference to Exhibit 2.1 of the Company’s Current Report filed on Form 8-K on January 14, 2008).

10.1	Form of Registration Rights and Earnout Stock Agreement dated as of January 31, 2008, by and among Blackboard Inc., The NTI Group, Inc. and the recipients listed therein.

10.2	Escrow Agreement dated as of January 31, 2008 by and among Blackboard, Inc., Pace Holdings, LLC and American Stock Transfer & Trust Company.

10.3	Registration Rights Agreement dated as of January 31, 2008 by and among Blackboard, Inc., Pace Holdings, LLC, and The NTI Group, Inc. stockholders listed therein.

99.1	Press release dated January 31, 2008.